Exhibit 10.18

SIXTH LOAN MODIFICATION AGREEMENT

This Sixth Loan Modification Agreement (“Agreement”) is made as of August 17, 2012, by and among CATHAY BANK (“Bank”), VERISILICON, INC. (“Company”), VERISILICON HOLDINGS CO., LTD, formerly known as VERISILICON HOLDINGS (Cayman Islands) Co., Ltd. (“Parent”) and VERISILICON (HONG KONG) LIMITED (“Hong Kong” and together with Company and Parent, the “Borrowers” and each a “Borrower”).

Factual Background

A. Company and Parent executed a Loan and Security Agreement, a Promissory Note and other loan documents dated June 27, 2008 in favor of Bank evidencing and security a credit facility in the amount of Eight Million and No/100 Dollars ($8,000,000.00) (the “Loan”).

B. The original Revolving Maturity Date, as such term is used in the Loan and Security Agreement, was June 27, 2009.

C. Company, Parent and Bank entered into a Loan Extension Agreement With Waivers and Forbearance of Covenant Violations (“First Extension”) as of June 25, 2009 by which the Revolving Maturity Date of the Loan was extended for a period of Five (5) months to November 27, 2009 and by which Bank waived and agreed to forbear certain violations of the covenants provided for in the Loan and Security Agreement.

D. Company, Parent and Bank entered into a Second Loan Extension Agreement With Forbearance of Covenant Violations (“Second Extension”) as of December 8, 2009 by which the Revolving Maturity Date of the Loan was extended for a period of Two (2) months to January 29, 2010 and by which Bank agreed to forbear certain violations of the covenants provided for in the Loan and Security Agreement.

E. Company, Parent and Bank entered into a Third Loan Extension Agreement With Forbearance of Covenant Violations (“Third Extension”) as of January 29, 2010 by which the Revolving Maturity Date of the Loan was extended for a period of Two (2) months to April 1, 2010 and by which Bank agreed to forbear certain violations of the covenants provided for in the Loan and Security Agreement

F. Company, Parent and Bank entered into a First Loan Modification Agreement (“First Modification”) as of April 1, 2010 by which the Revolving Maturity Dale of the Loan was extended for a period of One (1) year to April 1, 2011 certain defined terms we redefined so as to affect the calculation of the Borrowing Base and other provisions of the Loan were modified.

G. Company, Parent and Bank entered into a Second Loan Modification Agreement (“Second Modification”) as of July 1, 2010 by which the Revolving Maturity Date of the Loan was modified by extending the non-formula advance, the letter of credit sublimit and certain covenants and reporting requirements.

Cathay Bank Loan Modification Agreement	Loan No.

H. Company, Parent and Bank entered into a Third Loan Modification Agreement (“Third Modification”) as of November 19, 2010 by which the Revolving Maturity Date of the Loan was modified, an Amended and Restated Promissory Note, which increased the stated maximum outstanding principal balance of the Loan to Ten Million and No/100 Dollars ($10,000,000.00), was executed and the loan additionally modified as provided in the Third Amendment.

I. Company, Parent and Bank entered into a Fourth Loan Modification Agreement (“Fourth Modification”) as of May 27, 2011 by which the Revolving Maturity Date of the Loan was modified, an Amended and Restated Promissory Note, which increased the stated maximum outstanding principal balance of the Loan to Twelve Million Five Hundred Thousand and No/100 Dollars ($12,500,000.00), was executed, a Bridge Loan Promissory Note in the stated maximum principal balance of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) (“Bridge Loan”) was executed and the loan additionally modified as provided in the Fourth Amendment.

J. Company, Parent and Bank entered into a Fourth Loan Extension Agreement (“Fourth Extension”) as of November 25, 2011 by which the Bridge Loan Maturity Date, as such term is defined in the Fourth Modification, was extended for a period of Two (2) months from November 30, 2011 to January 30, 2012.

K. Company, Parent and Bank entered into a Fifth Loan Modification Agreement (“Fifth Modification”) as of March 14, 2012 by which the Revolving Maturity Date of the Loan was modified, a $3,500,000 revolving line of credit for P/O financing as a new Facility C was added, which revolving line of credit was used to pay off an existing Bridge Loan, an Amended and Restated Promissory Note was executed, which increased the staled maximum outstanding principal balance of the Loan to Fifteen Million and No/100 Dollars ($15,000,000.00) (as the Facility B will be reduced to $1,500,000.00), add Hong Kong as a co-borrower and waive certain violations of the covenants provided for in the Loan and Security Agreement and the loan was additionally modified as provided in the Fourth Amendment.

L. Borrowers have requested Bank to waive certain violations of the covenants provided for in the Loan and Security Agreement and to amend the EBITDA covenant to $1.00 from September 30, 2012 and thereafter subject to a $2,000,000.00 capital injection.

M. Bank is willing to agree to waive certain violations of the covenants provided for in the Loan and Security Agreement and to amend the EBITDA covenant to $1.00 from September 30, 2012 and thereafter subject to a $2,000,000.00 capital injection, provided the Borrowers agree to the provisions in this Agreement, the Guarantors of the Loan (Verisilicon Electronics Co., Ltd (Taiwan) and Verisilicon Microelectronics (Shanghai) Co., Ltd. reaffirm Their Guarantees, and VeriSilicon Electronics Co., Ltd. (Taiwan), a company organized under the laws of the Republic

Cathay Bank Loan Modification Agreement	Loan No.

of China, and Verisilicon Microelectronics (Shanghai) Co., Ltd., a company organized under the laws of the Peoples Republic of China, the Grantors under those certain Security Agreements dated June 27, 2008 and May 27, 2011 respectively, which grant Bank a security interest in certain collateral as security for the Loan, acknowledges that the Security Agreements remain effective.

N. As used here, the term “Loan Documents” means the Loan and Security Agreement, the Promissory Note, the Security Agreement, the Loan Extension Agreements, the Loan Modification Agreements and any other documents executed by Borrowers and other parties in connection with the Loan, as any or all of them may have been amended to date. This Agreement is a Loan Document.

Agreement

Therefore, Borrowers and Bank agree as follows:

1. Recitals. The recitals set forth above in the Factual Background are true, accurate and correct.

2. Reaffirmation of Loan Documents. Borrowers hereby agree to pay the obligations represented by the Promissory Note; acknowledge that the Collateral described-in the Loan and Security Agreement shall remain as security for the Loan (and the Bridge Loan until it is paid in full); acknowledge that nothing in this Agreement shall affect the priority of the lien of the UCC-1 Financing Statement or like instrument filed with applicable governmental entities over other liens and encumbrances against the Collateral; and agree to be bound by all of the terms and conditions contained in the Loan and Security Agreement, the Promissory Note, the Bridge Loan (until paid in full) and other Loan Documents. Borrowers acknowledge that they have no claims, offsets or defenses with respect to the payment of sums due under the Promissory Note, the Bridge Loan or any other Loan Document. Further, Borrowers acknowledge and agree that as expressly provided herein, this Agreement does not constitute a waiver by Bank of any of its rights under the Loan and Security Agreement the Promissory Note, the Bridge Loan or the other Loan Documents, and the events described herein, do not in any way release Borrowers from their obligations to comply with the terms, provisions, conditions, covenants, agreements and clauses of the Loan and Security Agreement, the Promissory Note, the Bridge Loan or the other Loan Documents.

3. Other Loan Modifications. The Loan and Security Agreement is hereby amended as follows:

(a) Financial Covenants. Section 6.7 of the Loan and Security Agreement shall be amended to read:

Financial Covenants. Borrower shall maintain the following financial ratios and covenants, each to be tested as of the last day of each calendar quarter;

Positive EBITDA

No less than $500,000.00

through the second quarter

ending 6/30/2012; then,

provided there is a

$2,000,000.00 capital

injection into Borrower, no

less than $1.00 quarterly

starting from the third

quarter ending 9/30/2012.

Cathay Bank Loan Modification Agreement	Loan No.

4. Forbearance of Covenant Violations. Bank agrees that it will not declare an Event of Default under the Loan and Security Agreement for the past violation of the existing $500,000.00 EBITDA covenant provided for in the Loan and Security Agreement occurring on or before June 30, 2012.

5. Conditions Precedent. Before this Agreement becomes effective and Rank becomes obligated under it, all of the following conditions shall have been satisfied at Borrowers’ sole cost and expenses in a manner acceptable to Bank in the exercise of Bank’s sole judgment:

(a) Bank shall have received such assurance as Bank may require that the validity and priority of the UCC-1 financing statements have not been and will not be impaired by this Agreement or the transactions contemplated by it.

(b) Borrowers shall have delivered to Bank the following documents and other items, executed and acknowledged as appropriate, all in form and substance satisfactory to Bank: (i) this Agreement, (ii) the Reaffirmations of Guaranty executed by Verisilicon Electronics Co., Ltd (Taiwan) and Verisilicon Microelectronics (Shanghai) Co., Ltd., and (iii) the Acknowledgments of VeriSilicon Electronics Co., Ltd. (Taiwan) and Verisilicon Microelectronics (Shanghai) Co., Ltd.

(c) Bank shall have received reimbursement, in immediately available funds, of all costs and expenses incurred by Bank in connection with this Agreement, including, without limitation, charges for attorneys’ fees and costs.

6. Condition Subsequent. After this Agreement becomes effective and any party becomes obligated under it, all of the following conditions shall continue to be satisfied at Borrowers’ sole cost and expenses in a manner acceptable to Bank in the exercise of Bank’s reasonable judgment or such failure by Borrower to comply with such conditions shall be an Event of Default under the Loan:

(a) Borrowers shall deliver to Bank, as soon as possible after this Agreement becomes effective, the original signature of any person signing this Agreement and/or the other agreements described in Section 5(b) above whose signature was only available to Bank by facsimile on the date this Agreement became effective.

(b) A capital injection into Borrowers in the amount of at least $2,000,000.00 shall have occurred by no later than August 31, 2012.

Cathay Bank Loan Modification Agreement	Loan No.

7. Borrowers’ Representations and Warranties. Borrowers represent and warrant to Bank as follows:

(a) Loan Documents. All representations and warranties made and given by Borrowers in the Loan Documents are true, accurate and correct.

(b) No Default. Except for the existing EBITDA covenant violation, no Event of Default has occurred and is continuing, and no event has occurred and is continuing which, with notice or the passage of time or both, would be an Event of Default.

(c) Collateral. Borrowers lawfully hold free and clear title to the Collateral.

(d) No Violation. Neither Borrower is in violation of, nor do the terms of this Agreement conflict with, any regulation or ordinance, any order of any court or governmental entity, or any material covenant or agreement affecting either Borrower. There are no claims, actions, proceedings or investigations pending or threatened against Borrowers except for those previously disclosed by Borrowers to Bank in writing.

(e) Financial Information. All financial information which has been and will be delivered to Bank, including all information relating to the financial condition of Borrowers, does and will fairly and accurately represent the financial condition being reported on. As of the date hereof, there has been no material adverse change in the financial condition last reported to Bank.

8. Miscellaneous Provisions.

(a) No Waiver; Consents. No alleged waiver by Bank shall be effective unless in writing, and no waiver shall be construed as a continuing waiver. No waiver shall be implied from any delay or failure by Bank to take action on account of any default of Borrowers. Consent by Bank to any act or omission by Borrowers shall not be construed as consent to any other or subsequent act or omission.

(b) Heirs, Successors and Assigns. The terms of this Agreement shall hind and benefit the heirs, legal representatives, successors and assigns of the parties; provided, however, that Borrowers may not assign this Agreement without the prior written consent of Bank. Bank shall have the right to transfer the Note to any other persons or entities without the consent of or notice to Borrowers. Without the consent of or notice to Borrowers, Bank may disclose to any prospective purchaser of any securities issued by Bank, and to any prospective or actual purchaser of any interest in the Note or any other loans made by Bank to Borrowers, any financial or other information relating to Borrowers, the Loan and Security Agreement, the Promissory Note, the Security Agreement or the Collateral.

Cathay Bank Loan Modification Agreement	Loan No.

(c) Interpretation. The language of this Agreement shall be construed as a whole according to its fair meaning, and not strictly for or against any party. The word “include(s)” means “include(s), without limitation,” and the word “including” means “including, but not limited to.” Whenever Borrowers are obligated to pay or reimburse Bank for any attorneys’ fees, those fees shall include the allocated costs for services of in-house counsel.

(d) Counterparts: Validity. This Agreement and any attached consents or exhibits requiring signatures may be executed in counterparts, and all counterparts shall constitute but one and the same document. If any court of competent jurisdiction determines any provision of this Agreement or any of the other Loan Documents to be invalid, illegal or unenforceable, that portion shall be deemed severed from the rest, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part of the Loan Documents. This Agreement shall be governed by the laws of the State of California, without regard to the choice of law rules of that State.

(e) Incorporation. This Agreement shall form a part of each Loan Document, and all references to given Loan Documents shall mean that document as hereby modified.

(f) No Prejudice; Reservation of Rights. This Agreement shall not prejudice any rights or remedies of Bank under the Loan Documents. Bank reserves, without limitation, all rights which it has against any indemnitor, guarantor, or endorser of the Promissory Note.

(g) No Impairment. Except as specifically hereby amended, the Loan Documents shall each remain unaffected by this Agreement and all such documents shall remain in full force and effect. Nothing in this Agreement shall impair the lien of the UCC-1 financing statements.

(h) Purpose and Effect of Bank’s Approval. Bank’s approval of any matter in connection with the Loan shall be for the sole purpose of protecting Bank’s security and rights. No such approval shall result in a waiver of any default of Borrowers except as expressly set forth therein. In no event shall Bank’s approval be a representative of any kind with regard to the matter being approved.

(i) Integration. The Loan Documents, including this Agreement: (a) integrate all the terms and conditions mentioned in or incidental to the Loan Documents; (b) supersede all oral negotiations and prior and other writings with respect to their subject matter; and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other agreement or instrument, including any of the other Loan Documents, the terms, conditions and provisions of this Agreement shall prevail.

Cathay Bank Loan Modification Agreement	Loan No.

NOW; THEREFORE, in consideration of the extension of the Revolving Maturity Date and the covenants, agreements, representations and warranties set forth in this Agreement, the receipt and legal sufficiency of which hereby are acknowledged, Borrowers and Bank have executed this Agreement as of the day and year first above written.

CATHAY BANK

By:	/s/ Jane Ho

Title:	SVP and Manager

VERISILICON, INC.

By:	/s/ Wayne Wei-Ming Dai

Title:	President & CEO

VERISILICON HOLDINGS CO. LTD.

By:	/s/ Wayne Wei-Ming Dai

Title:	President & CEO

VERISILICON (HONG KONG) LIMITED

By:	/s/ Wayne Wei-Ming Dai

Title:	President & CEO

Cathay Bank Loan Modification Agreement	Loan No.

Cathay Bank

ACKNOWLEDGMENT OF CONTINUING SECURITY INTEREST

The Undersigned (hereinafter referred to as “Grantor”) hereby acknowledges and agrees that he/she/it has read and is familiar with, and hereby consents to, all of the terms and conditions of a Sixth Loan Modification Agreement between CATHAY BANK (“Bank”), VERISILICON, INC. (“Company”), VERISILICON (HONG KONG) LIMITED (“Hong Kong”) and VERISILICON HOLDINGS CO., LTD, formerly known as VERISILICON HOLDINGS (Cayman Islands) Co., Ltd. (“Parent” and together with Company and Hong Kong, the “Borrowers” and each a “Borrower”), dated as of August 17, 2012 and all of the agreements and documents referred to therein, and specifically consent to the financial accommodations extended and to be extended by Bank to Borrower as set forth therein, and in said agreements and documents. Grantor hereby confirms and agrees that all of the terms and provisions of that certain Security Agreement dated May 27, 2011 (hereinafter referred to as the “Security Agreement”), are hereby ratified and confirmed, and shall continue in full force and effect as granting a security interest in the described collateral for all obligations of Borrowers to Bank, however evidenced.

Although Bank has informed Grantor of the Sixth Loan Modification Agreement, and Grantor has acknowledged having read the same and consented to all of the terms and conditions thereof, Grantor understands and agrees that Bank has no duty under any agreement with Borrowers, the Security Agreement or any agreement with the Grantor to so notify the Grantor or to seek such an acknowledgment and consent, and nothing contained herein is intended to, or shall create such a duty as to any advances or transactions hereafter.

ARBITRATION. Bank and Grantor agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Acknowledgement of Continuing Security Interest and the Security Agreement, including without limitation contract and tort disputes, shall be arbitrated pursuant to the rules of the American Arbitration Association (“AAA”) in accordance with its Commercial Arbitration Rules and Supplemental Procedures for Financial Services Disputes, upon request of either party. No act to take or dispose of any collateral securing this Acknowledgement of Continuing Security Interest and the Security Agreement shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing this Acknowledgement of Continuing Security Interest and the Security Agreement, including without limitation, any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing this Acknowledgement of Continuing Security Interest and the Security Agreement shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any

1

VeriSilicon, Inc.

Cathay Bank

act of any party. Bank and Grantor agree that in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other State, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The arbitrators shall not have power to make an award of $1.0 million or more against any party to an arbitration unless it is in the form of a statement of decision as described in California Code of Civil Procedure Section 632, and the parties specifically reserve the right, upon a petition to vacate, to have any such award reviewed and vacated upon the same grounds as would result in reversal on appeal from a judgment after trial by court. Nothing in this Acknowledgement of Continuing Security Interest and the Security Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes.

To the extent not provided by this agreement, including the Rules incorporated herein, arbitration hereunder shall be governed by California arbitration law. Arbitration shall be conducted in California, in English and, unless otherwise agreed to by the parties with respect to a particular dispute, shall be heard by a panel of three arbitrators. The arbitrators in any arbitration shall be experienced in the areas of law raised by the subject matter of the dispute. Lists of prospective arbitrators shall include retired judges. Notwithstanding the AAA rules, (a) any party may strike from a list of prospective arbitrators any individual who is regarded by that party as not appropriate for the dispute; and (b), if the arbitrator appointment cannot be made from the initial list of prospective arbitrators circulated by the AAA, a second and, if necessary, a third list shall be circulated and exhausted before the AAA is empowered to make the appointment.

The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision

By these provisions, each party waives the constitutional right to a jury trial to resolve a dispute arising under this agreement.

Dated: 8/23/12	“Grantor”

VERISILICON MICROELECTRONICS (SHANGHAI) CO., LTD.

[SEAL]

	By:	/s/ Wayne Dai
	Name:	Wayne Dai
	Title:	President & CEO

2

VeriSilicon, Inc.

Cathay Bank

ACKNOWLEDGMENT OF CONTINUING SECURITY INTEREST

The Undersigned (hereinafter referred to as “Grantor”) hereby acknowledges and agrees that he/she/it has read and is familiar with, and hereby consents to, all of the terms and conditions of a Sixth Loan Modification Agreement between CATHAY BANK (“Bank”), VERISILICON, INC. (“Company”), VERISILICON (HONG KONG) LIMITED (“Hong Kong”) and VERISILICON HOLDINGS CO., LTD, formerly known as VERISILICON HOLDINGS (Cayman Islands) Co., Ltd. (“Parent” and together with Company and Hong Kong, the “Borrowers” and each a “Borrower”), dated as of August 17, 2012 and all of the agreements and documents referred to therein, and specifically consent to the financial accommodations extended and to be extended by Bank to Borrower as set forth therein, and in said agreements and documents. Grantor hereby confirms and agrees that all of the terms and provisions of that certain Security Agreement dated June 27, 2008 (hereinafter referred to as the “Security Agreement”), are hereby ratified and confirmed, and shall continue in full force and effect as granting a security interest in the described collateral for all obligations of Borrowers to Bank, however evidenced.

Although Bank has informed Grantor of the Sixth Loan Modification Agreement, and Grantor has acknowledged having read the same and consented to all of the terms and conditions thereof. Grantor understands and agrees that Bank has no duty under any agreement with Borrowers, the Security Agreement or any agreement with the Grantor to so notify the Grantor or to seek such an acknowledgment and consent, and nothing contained herein is intended to, or shall create such a duty as to any advances or transactions hereafter.

ARBITRATION. Bank and Grantor agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Acknowledgement of Continuing Security Interest and the Security Agreement, including without limitation contract and tort disputes, shall be arbitrated pursuant to the rules of the American Arbitration Association (“AAA”) in accordance with its Commercial Arbitration Rules and Supplemental Procedures for Financial Services Disputes, upon request of either party. No act to take or dispose of any collateral securing this Acknowledgement of Continuing Security Interest and the Security Agreement shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing this Acknowledgement of Continuing Security Interest and the Security Agreement, including without limitation, any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing this Acknowledgement of Continuing Security Interest and the Security Agreement shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any

1

VeriSilicon, Inc.

Cathay Bank

act of any party. Bank and Grantor agree that in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other State, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The arbitrators shall not have power to make an award of $1.0 million or more against any party to an arbitration unless it is in the form of a statement of decision as described in California Code of Civil Procedure Section 632, and the parties specifically reserve the right, upon a petition to vacate, to have any such award reviewed and vacated upon the same grounds as would result in reversal on appeal from a judgment after trial by court. Nothing in this Acknowledgement of Continuing Security Interest and the Security Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes.

To the extent not provided by this agreement, including the Rules incorporated herein, arbitration hereunder shall he governed by California arbitration law. Arbitration shall be conducted in California, in English and, unless otherwise agreed to by the parties with respect to a particular dispute, shall be heard by a panel of three arbitrators. The arbitrators in any arbitration shall be experienced in the areas of law raised by the subject matter of the dispute. Lists of prospective arbitrators shall include retired judges. Notwithstanding the AAA rules, (a) any party may strike from a list of prospective arbitrators any individual who is regarded by that party as not appropriate for the dispute; and (b), if the arbitrator appointment cannot be made from the initial list of prospective arbitrators circulated by the AAA, a second and, if necessary, a third list shall be circulated and exhausted before the AAA is empowered to make the appointment.

The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision

By these provisions, each party waives the constitutional right to a jury trial to resolve a dispute arising under this agreement.

Dated: 8/23/12	“Grantor”

VERISILICON ELECTRONICS CO., LTD.
(TAIWAN)

	By:	/s/ Wayne Dai

	Name:	Wayne Dai
Title:

2

VeriSilicon, Inc.

Cathay Bank

REAFFIRMATION OF GUARANTY

The Undersigned (hereinafter referred to as “Guarantor”) hereby acknowledges and agrees that he/she/it has read and is familiar with, and hereby consents to, all of the terms and conditions of a Sixth Loan Modification Agreement between CATHAY BANK (“Bank”), VERISILICON, INC. (“Company”), VERISILICON (HONG KONG) LIMITED (“Hong Kong”) and VERISILICON HOLDINGS CO., LTD, formerly known as VERISILICON HOLDINGS (Cayman Islands) Co., Ltd. (“Parent” and together with Company and Hong Kong, the “Borrowers” and each a “Borrower”), dated as of August 17, 2012 and all of the agreements and documents referred to therein, and specifically consent to the financial accommodations extended and to be extended by Bank to Borrower as set forth therein, and in said agreements and documents. Guarantor hereby confirms and agrees that all of the terms and provisions of that certain Guaranty dated May 27, 2011 (hereinafter referred to as the “Guaranty”), are hereby ratified and confirmed, and shall continue in full force and effect as the guaranty of all obligations of Borrowers to Bank, however evidenced.

Although Bank has informed Guarantor of the Sixth Loan Modification Agreement, and Guarantor has acknowledged having read the same and consented to all of the terms and conditions thereof, Guarantor understands and agrees that Bank has no duty under any agreement with Borrowers, the Guaranty or any agreement with the Guarantor to so notify the Guarantor or to seek such an acknowledgment and consent, and nothing contained herein is intended to, or shall create such a duty as to any advances or transactions hereafter.

ARBITRATION. Bank and Guarantor agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Reaffirmation of Guaranty and the Guaranty, including without limitation contract and tort disputes, shall be arbitrated pursuant to the rules of the American Arbitration Association (“AAA”) in accordance with its Commercial Arbitration Rules and Supplemental Procedures for Financial Services Disputes, upon request of either party. No act to take or dispose of any collateral securing this Reaffirmation of Guaranty and the Guaranty shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing this Reaffirmation of Guaranty and the Guaranty, including without limitation, any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing this Reaffirmation of Guaranty and the Guaranty shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Bank and Guarantor agree that

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VeriSilicon Inc.

Cathay Bank

in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other State, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The arbitrators shall not have power to make an award of $1.0 million or more against any party to an arbitration unless it is in the form of a statement of decision as described in California Code of Civil Procedure Section 632, and the parties specifically reserve the right, upon a petition to vacate, to have any such award reviewed and vacated upon the same grounds as would result in reversal on appeal from a judgment after trial by court. Nothing in this Reaffirmation of Guaranty and the Guaranty shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes.

To the extent not provided by this agreement, including the Rules incorporated herein, arbitration hereunder shall be governed by California arbitration law. Arbitration shall be conducted in California, in English and, unless otherwise agreed to by the parties with respect to a particular dispute, shall be heard by a panel of three arbitrators. The arbitrators in any arbitration shall be experienced in the areas of law raised by the subject matter of the dispute. Lists of prospective arbitrators shall include retired judges. Notwithstanding the AAA rules, (a) any party may strike from a list of prospective arbitrators any individual who is regarded by that party as not appropriate for the dispute; and (b), if the arbitrator appointment cannot be made from the initial list of prospective arbitrators circulated by the AAA, a second and, if necessary, a third list shall be circulated and exhausted before the AAA is empowered to make the appointment.

The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision

By these provisions, each party waives the constitutional right to a jury trial to resolve a dispute arising under this agreement.

Dated: 8/23/12	“Guarantor

VERISILICON MICROELECTRONICS (SHANGHAI) CO., LTD.

[SEAL]

	By:	/s/ Wayne Dai
	Name:	Wayne Dai
	Title:	President & CEO

2

VeriSilicon Inc.

Cathay Bank

REAFFIRMATION OF GUARANTY

The Undersigned (hereinafter referred to as “Guarantor”) hereby acknowledges and agrees that he/she/it has read and is familiar with, and hereby consents to, all of the terms and conditions of a Sixth Loan Modification Agreement between CATHAY BANK (“Bank”), VERISILICON, INC. (“Company”), VERISILICON (HONG KONG) LIMITED (“Hong Kong”) and VERISILICON HOLDINGS CO., LTD, formerly known as VERISILICON HOLDINGS (Cayman Islands) Co., Ltd. (“Parent” and together with Company and Hong Kong, the “Borrowers” and each a “Borrower”), dated as of August 17, 2012 and all of the agreements and documents referred to therein, and specifically consent to the financial accommodations extended and to be extended by Bank to Borrower as set forth therein, and in said agreements and documents. Guarantor hereby confirms and agrees that all of the terms and provisions of that certain Guaranty dated June 27, 2008 (hereinafter referred to as the “Guaranty”), are hereby ratified and confirmed, and shall continue in full force and effect as the guaranty of all obligations of Borrowers to Bank, however evidenced.

Although Bank has informed Guarantor of the Sixth Loan Modification Agreement, and Guarantor has acknowledged having read the same and consented to all of the terms and conditions thereof, Guarantor understands and agrees that Bank has no duty under any agreement with Borrowers, the Guaranty or any agreement with the Guarantor to so notify the Guarantor or to seek such an acknowledgment and consent, and nothing contained herein is intended to, or shall create such a duty as to any advances or transactions hereafter.

ARBITRATION. Bank and Guarantor agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Reaffirmation of Guaranty and the Guaranty, including without limitation contract and tort disputes, shall be arbitrated pursuant to the rules of the American Arbitration Association (“AAA”) in accordance with its Commercial Arbitration Rules and Supplemental Procedures for Financial Services Disputes, upon request of either party. No act to take or dispose of any collateral securing this Reaffirmation of Guaranty and the Guaranty shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing this Reaffirmation of Guaranty and the Guaranty, including without limitation, any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing this Reaffirmation of Guaranty and the Guaranty shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Bank and Guarantor agree that

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in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other State, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The arbitrators shall not have power to make an award of $1.0 million or more against any party to an arbitration unless it is in the form of a statement of decision as described in California Code of Civil Procedure Section 632, and the parties specifically reserve the right, upon a petition to vacate, to have any such award reviewed and vacated upon the same grounds as would result in reversal on appeal from a judgment after trial by court. Nothing in this Reaffirmation of Guaranty and the Guaranty shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes.

To the extent not provided by this agreement, including the Rules incorporated herein, arbitration hereunder shall be governed by California arbitration law. Arbitration shall be conducted in California, in English and, unless otherwise agreed to by the parties with respect to a particular dispute, shall be heard by a panel of three arbitrators. The arbitrators in any arbitration shall be experienced in the areas of law raised by the subject matter of the dispute. Lists of prospective arbitrators shall include retired judges. Notwithstanding the AAA rules, (a) any party may strike from a list of prospective arbitrators any individual who is regarded by that party as not appropriate for the dispute; and (b), if the arbitrator appointment cannot be made from the initial list of prospective arbitrators circulated by the AAA, a second and, if necessary, a third list shall he circulated and exhausted before the AAA is empowered to make the appointment

The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision

By these provisions, each party waives the constitutional right to a jury trial to resolve a dispute arising under this agreement.

Dated: 8/23/12	“Guarantor”

VERISILICON ELECTRONICS CO., LTD (TAIWAN)

	By:	/s/ Wayne Dai

	Name:	Wayne Dai
	Title:	President & CEO

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